UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the

                       Securities and Exchange Act of 1934

      Date of Report (Date of earliest reported event): September 14, 2004

                                 Powerlinx, Inc.
                    (formerly Seaview Video Technology, Inc.)

               (Exact name of registrant as specified in charter)


         Nevada                           0-23081                  50-0006815
     (State or other                   (Commission               (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)



          200 Madonna Blvd, Tierra Verde, Florida              33715
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (727) 866-7440

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On September 20, 2004, Powerlinx, Inc. ("Powerlinx") executed a Purchase Agreement with Universal General Corporation ("UGC"). UGC agreed to purchase a minimum of 10,000 PowerLinx Digital PowerLine Security System products over a three year period for a guaranteed minimum purchase price of an aggregate of $23,000,000.

         The term of the agreement is 3 years and each party may terminate the agreement upon breach of the contractual obligations.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

Exhibit Number
                                   Description
------------------ -- ----------------------------------------------------------
10.1 Powerlinx, Inc. and Universal General Corporation Binding Purchase Agreement dated September
                      14, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POWERLINX, INC.
Date: September 23, 2004                /s/ George S. Bernardich, III
                                        -----------------------------
                                            George S. Bernardich, III,
                                        Chief Executive Officer

                                        /s/ Douglas Bauer
                                        --------------------
                                            Douglas Bauer,
                                        Chief Financial Officer, Secretary &
                                        Treasurer



                                        3